THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
720 EAST WISCONSIN AVENUE, MILWAUKEE, WI 53202

ES-INS APPLICATION
(Page 1 of 4)

EMPLOYER SPONSORED LIFE INSURANCE (ES-INS) APPLICATION
Individual Insured Application

Has an application or informal inquiry ever been made to Northwestern Mutual for annuity, life, long-term care or disability insurance on the life of the Insured?............ ☐ Yes ☐ No If "Yes," the last policy number related to that application or inquiry is: ______________

1. INSURED

A. LEGAL NAME FIRST | M.I. | LAST *(Include maiden name in parentheses.)* | LINEAGE *(e.g., Sr., Jr.)* | ☐ Male ☐ Female

B. BIRTHDATE *(MM/DD/YYYY)* | C. STATE OF BIRTH *(or Foreign Country)* | D. TAX ID / SSN

E. ADDRESS OF PRIMARY RESIDENCE | CITY | STATE | ZIP CODE

F. PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No | G. E-MAIL ADDRESS

2. APPLICANT

A. BUSINESS NAME/TRUST NAME

B. TYPE OF BUSINESS/TRUST *(If applicable)*
☐ Corporation ☐ Partnership ☐ Revocable or ☐ Irrevocable Trust Type of Trust: ☐ Personal ☐ Business
☐ Other Type of Business ______________

C. INDUSTRY CLASSIFICATION
☐ For Banks FDIC # __________ ☐ NAICS Code __________ | D. TAX ID / SSN

E. TRUST DATE *(MM/DD/YYYY) (If applicable)* | F. NAME OF TRUSTEE(S) *(If applicable)*

G. MAILING ADDRESS | CITY | STATE | ZIP CODE

H. PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No | I. E-MAIL ADDRESS

J. CONTACT PERSON | K. CONTACT'S TITLE/POSITION

L. CONTACT'S PHONE NUMBER: ☐ Home ☐ Business Mobile? ☐ Yes ☐ No | M. CONTACT'S E-MAIL ADDRESS

3. OWNER - NOTE: Complete H - Q only if the Owner is a Business or Trust

Select ONLY ONE: ☐ Insured *(Complete E)* ☐ Applicant *(Complete E)* ☐ Business/Trust *(Complete H-Q)* ☐ Other *(Complete A-Q)* **OR**
☐ See attached Owner form

A. LEGAL NAME FIRST | M.I. | LAST | LINEAGE *(e.g., Sr., Jr.)* | ☐ Male ☐ Female

B. RELATIONSHIP TO INSURED | C. BIRTHDATE *(MM/DD/YYYY)* | D. TAX ID / SSN

E. MAILING ADDRESS ☐ Insured's Address ☐ Applicant's Address **OR** | CITY | STATE | ZIP CODE

F. PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No | G. E-MAIL ADDRESS

H. BUSINESS NAME/TRUST NAME | I. RELATIONSHIP TO INSURED | J. DATE OF TRUST *(MM/DD/YYYY) (If applicable)*

K. TAX ID / SSN | L. TYPE OF BUSINESS/TRUST *(If applicable)*
☐ Corporation ☐ Partnership ☐ Revocable or ☐ Irrevocable Trust Type of Trust: ☐ Personal ☐ Business
☐ Other Type of Business ______________

M. INDUSTRY CLASSIFICATION
☐ For Banks FDIC # __________ ☐ NAICS Code __________ | N. NAME OF TRUSTEE(S) *(If applicable)*

O. MAILING ADDRESS | CITY | STATE | ZIP CODE

P. PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No | Q. E-MAIL ADDRESS

ICC17 90-1890 (0119)

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NB-605-1

ES-INS APPLICATION
(Page 2 of 4)

4. BENEFICIARY

☐ **SEE BENEFICIARY FORM/LETTER** *(To be used when none of the choices below are suitable for the intended designation.)*

A. DIRECT BENEFICIARY(IES)

Check this box ☐ if the **Direct Beneficiary should be the same as the Owner OR** complete Personal **OR** Trust information below.

PERSONAL

NAME FIRST	M.I.	LAST	LINEAGE *(e.g., Sr., Jr.)*	☐ Male ☐ Female
RELATIONSHIP TO INSURED	BIRTHDATE *(MM/DD/YYYY)*		TAX ID / SSN	
ADDRESS or ☐ SAME ADDRESS AS INSURED	CITY		STATE	ZIP CODE
PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No	E-MAIL ADDRESS			

NAME FIRST	M.I.	LAST	LINEAGE *(e.g., Sr., Jr.)*	☐ Male ☐ Female
RELATIONSHIP TO INSURED	BIRTHDATE *(MM/DD/YYYY)*		TAX ID / SSN	
ADDRESS or ☐ SAME ADDRESS AS INSURED	CITY		STATE	ZIP CODE
PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No	E-MAIL ADDRESS			

Check box to include all children of the Insured as direct beneficiaries without naming them or to add to the direct beneficiaries named above.
☐ And all *(other)* children of the Insured. *(The word "children" includes 'any and all biological or legally adopted children'.)*

TRUST

TRUST NAME	TYPE OF TRUST ☐ Revocable ☐ Irrevocable	DATE OF TRUST *(MM/DD/YYYY)*	
TRUSTEE NAME(S)		TAX ID / SSN	
MAILING ADDRESS	CITY	STATE	ZIP CODE
PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No	E-MAIL ADDRESS		

B. CONTINGENT BENEFICIARY(IES)

NAME FIRST	M.I.	LAST	LINEAGE *(e.g., Sr., Jr.)*	☐ Male ☐ Female
OR TRUST NAME		TRUSTEE NAME(S)		
RELATIONSHIP TO INSURED	BIRTHDATE *(MM/DD/YYYY)*		TAX ID / SSN	
DATE OF TRUST *(MM/DD/YYYY)*	TYPE OF TRUST ☐ Revocable ☐ Irrevocable			
ADDRESS or ☐ SAME ADDRESS AS INSURED	CITY		STATE	ZIP CODE
PHONE NUMBER ☐ Home ☐ Business Mobile? ☐ Yes ☐ No	E-MAIL ADDRESS			

(Beneficiary Section continued on next page)

ICC17 90-1890 (0119)

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NB-605-2

ES-INS APPLICATION
(Page 3 of 4)
Check box 1 to include all children of the Insured as contingent beneficiaries without naming them or to add to the contingent beneficiaries named above.
1. And all (other) children of the Insured. (The word “children” includes ‘any and all biological or legally adopted children’.) Check box 2 to include all brothers and sisters without naming them or to add to the contingent beneficiaries named above.
2. And all (other) brothers and sisters of the Insured born of the marriage of or legally adopted by and before the Insured’s death.
5. PREMIUM PAYER
Select ONLY ONE: Applicant (Complete C) Owner (Complete C) OR Other (Complete A-G)
A. BUSINESS NAME / TRUST NAME B. TAX ID / SSN
C. MAILING ADDRESS Applicant’s Owner’s Other CITY STATE ZIP CODE
D. CONTACT PERSON E. CONTACT’S TITLE/POSITION
F. CONTACT’S PHONE NUMBER Home Business Mobile? Yes No G. CONTACT’S E-MAIL ADDRESS
6. PREMIUM
Prepaid: Premium Payment - Initial Premium Paid: $ OR Non Prepaid
7. REQUESTED POLICY DATE
BINDER/INITIAL PREMIUM RECEIVED DATE:
Select ONE dating option: Prepaid / Nonprepaid
Specified future date (Short term premiums apply for prepaid applications.) Date to Save Age (Premiums due and any other applicable charges are based on policy date.) Backdate to (Premiums due and any other applicable charges are based on policy date.)
If no option is selected, no special dating will be applied.
8. CONDITIONAL LIFE INSURANCE AGREEMENT
Has the premium for the policy(ies) applied for been given to the agent in exchange for the Conditional Life Insurance
Agreement?. Yes No
9. POLICY INFORMATION
Submit an Application Supplement for each Insured.
Submit one complete signed and dated representative NAIC Basic Illustration (all pages) and an Application Supplement (signed, if required) which will apply to all Insureds. (NAIC not applicable for Variable Universal Life.)
Submit an ES-INS Applicant Confirmation form. (Not applicable for Variable Universal Life.) One option below must be selected: (Not applicable for Universal Life.)
Do not activate the Automatic Premium Loan provision (policy will default to Extended Term Insurance) Activate the Automatic Premium Loan provision
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ICC17 90-1890 (0119) NB-605-3

ES-INS APPLICATION
(Page 4 of 4)
10. REPLACEMENT
A. Does the Applicant own any existing life insurance or annuity products with Northwestern Mutual or any other company?. Yes No B. As a result of this purchase will the values or benefits of any other life insurance policy or annuity contract owned by the Applicant, on any life, be affected in any way? . Yes No C. Will this insurance: 1. Replace Northwestern Mutual insurance or annuity? . Yes No 2. Replace insurance or annuity of other companies?. Yes No 3. Result in a 1035 exchange? . Yes No
For NAIC Replacement states: If Question A is answered “Yes,” complete and sign the Important Notice and leave a copy with the Applicant. If one or both of the questions on the Important Notice or question B above is answered “Yes,” this constitutes a replacement and the agent must submit the Important Notice to the Home Office and provide copies of all required sales materials to both the Applicant and the Home Office.
For NON-NAIC Replacement states: If Question B is answered “Yes,” submit state required replacement disclosure forms signed and dated by the Applicant; and sales materials (if required) to both the Applicant and the Home Office.
It is agreed that:
(1) No life insurance will be in effect at the time of application except as provided in the Conditional Life Insurance Agreement. (2) No agent is authorized to make or alter contracts or to waive any of the Company’s rights or requirements.
TAXPAYER IDENTIFICATION NUMBER (TIN) CERTIFICATION Under penalties of perjury, the Owner (and/or payee) certifies that:
(1) the number shown on this form is the Owner’s correct taxpayer identification number (or is waiting for a number to be issued), and (2) the Owner is not subject to backup withholding because: (a) the Owner is exempt from backup withholding, or (b) the Owner has not been notified by the Internal Revenue Service (IRS) that they are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Owner that they are no longer subject to backup withholding, and (3) the Owner is a U.S. person, which includes: a U.S. citizen or U.S. resident alien; a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; an estate (other than a foreign estate); or a domestic trust (as defined in 26 CFR § 301.7701-7), and (4) the Owner is exempt from FATCA reporting because the Owner is not a foreign entity.
Check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Item 2 does not apply if this box is checked.
SIGNATURE(S)
The signature below apply to the application, Application Supplement and the Taxpayer Identification Number Certification. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature of APPLICANT DATE signed by APPLICANT (MM/DD/YYYY)
Signature of OWNER (If other than Insured/Applicant) STATE where APPLICANT signed
Signature of LICENSED AGENT
Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
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ICC17 90-1890 (0119) NB-605-4